UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020 (May 8, 2020)

BAJA CUSTOM DESIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38457	82-3184409
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Winning Commercial Building 46-48 Hillwood Road Kowloon, Hong Kong
(Address of principal executive offices)
+852 2818 7199
(Registrant’s Telephone Number)

1033 B Avenue No. 101

Coronado, California  92118
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	BJCD	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2020, BAJA CUSTOM DESIGN, INC. (“we”, “us” or the “Company”), executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Luduson Holding Company Limited, a private limited company organized under the laws of the British Virgin Islands (“LH”), and shareholders holding 100% of the issued and outstanding securities of LH (collectively, the “LH Shareholders”). Pursuant to the Share Exchange Agreement, we purchased 10,000 ordinary shares of LH (the “LH Shares”), representing 100% of the issued and outstanding ordinary shares of LH. As consideration, we agreed to issue to the LH Shareholders 10,000,000 shares of our common stock, at a value of US $0.10 per share, for an aggregate value of US$1,000,000 (the “Shares”). The parties are entitled to terminate the Share Exchange Agreement if closing has not occurred on or prior to August 1, 2020.  The consummation of the transactions contemplated in the Share Exchange Agreement is subject to normal and customary conditions precedent including, without limitation, satisfactory due diligence of LH by the Company.  It is our understanding that the LH Shareholders are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares will be sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation S promulgated thereunder. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

tem 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit
10.1	Share Exchange Agreement, dated May 8, 2020, by and between Baja Custom Design, Inc., Luduson Holding Company Limited and certain shareholders of Luduson Holding Company Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baja Custom Design, Inc.
Dated: May 8, 2020

	By:	/s/ Lan CHAN
Lan CHAN
Chief Executive Officer, Chief Financial Officer and Secretary